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    NUMBER                                                      SHARES

                                                          Cusip No. 449 292 20 0

                                      ICOA
               INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

       AUTHORIZED SHARES 150,000,000       PAR VALUE $.0001 Per Share

THIS CERTIFIES THAT                                                      is the
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owner of                                                               Shares of
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                                   ICOA, Inc.

fully paid and non-assessable, transferable only on the books of the Corporation in person or by Attorney upon surrender of this Certificate properly endorsed.


In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers, and its Corporate Seal to be hereunto affixed

    This             day                   of _____________________ A.D. 19_____



     -----------------------------            -----------------------------
                         Secretary                                President


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

                         [REVERSE SIDE OF CERTIFICATE]


         Signature must be guaranteed by a firm which is a member of a registered stock exchange, or by a bank (other than a savings bank), or a trust company.
         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common       UNIF GIFT MIN ACT..........Custodian.......
TEN ENT - as tenants by the entireties                 (Cust)            (Minor)
JT TEN - as joint tenants with right of            under Uniform Gifts to Minors
         survivorship and not as tenants        Act.............................
         in common                                                       (State)
                                                      Additional   abbreviations
                                                      may  also be  used  though
                                                      not in the above list.

        For Value Received, ______________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE
        [                  ]
        [                  ]

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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)
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-------------------------------------------------------------------------shares of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint _______________________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated_____________________________


                ________________________________________________________________
                NOTICE: The signature of this assignment must correspond with the name as written upon the face of the certificate in every particular without alteration or enlargement or any change whatsoever.